UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2025

THIRD HARMONIC BIO, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41498	83-4553503
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Montgomery Street, Suite 210
San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 209 727-2457

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	THRD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 5, 2025, Third Harmonic Bio, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders and the following proposals were adopted:

1.

Election of three Class III directors, identified in the table below, each to serve a three-year term which will expire at the 2028 Annual Meeting of Stockholders and until such time as their respective successors have been duly elected and qualified or until their earlier resignation or removal. The vote tally was as follows:

Nominees	Shares For	Shares Withheld	Broker Non-Votes
Thomas M. Soloway	35,527,334	2,237,476	5,607,546
David Bonita, M.D.	34,965,535	2,799,275	5,607,546
Goeff McDonough, M.D.	35,902,845	1,861,965	5,607,546

2.	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The vote tally was as follows:

Shares For	Shares Against	Shares Abstaining
43,370,492	1,082	782

3.

Approval of the liquidation and dissolution of the Company, which, if approved, will authorize the Board of Directors of the Company (the “Board”) to liquidate and dissolve the Company in accordance with the Plan of Dissolution described in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on April 25, 2025 (the “Dissolution Proposal”). The vote tally was as follows:

Shares For	Shares Against	Shares Abstaining	Broker Non-Vote
37,762,990	216	1,604	5,607,546

4.

Approval to grant discretionary authority to the Board to adjourn the 2025 Annual Meeting of Stockholders, even if a quorum is present, to solicit additional proxies in the event that there are insufficient shares present in person or by proxy voting in favor of the Dissolution Proposal. The vote tally was as follows:

Shares For	Shares Against	Shares Abstaining	Broker Non-Vote
37,419,829	343,280	1,701	5,607,546

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THIRD HARMONIC BIO, INC.

Date: June 11, 2025	By:	/s/ Chris Murphy
Chris Murphy
Chief Financial and Business Officer